EXHIBIT 10.1

                            THE J. M. SMUCKER COMPANY

                              AMENDED AND RESTATED
                         NONEMPLOYEE DIRECTOR STOCK PLAN


AMENDED AND RESTATED BY THE BOARD OF DIRECTORS (AND APPROVED BY SHAREHOLDERS), EFFECTIVE SEPTEMBER 1, 2004


AMENDED AND RESTATED BY THE BOARD OF DIRECTORS, EFFECTIVE AUGUST 19, 2005

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                                TABLE OF CONTENTS

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Article 1.        Establishment, Purpose, and Duration........................1

         1.1      Establishment of the Plan...................................1
         1.2      Purpose of the Plan.........................................1
         1.3      Duration of the Plan........................................1

Article 2.        Definitions.................................................1

Article 3.        Administration..............................................2

         3.1      The Executive Compensation Committee........................2
         3.2      Administration by the Committee.............................2
         3.3      Decisions Binding...........................................2

Article 4.        Eligibility and Participation...............................3

         4.1      Eligibility.................................................3
         4.2      Actual Participation........................................3

Article 5.        Deferred Stock Units for Nonemployee Directors..............3

         5.1      Initial Grant of Deferred Stock Units.......................3
         5.2      Annual Awards of Deferred Stock Units.......................3
         5.3      Vesting of Deferred Stock Units.............................3

Article 6.        Deferral of Retainers, Committee Fees, and Meeting Fees.....3

         6.1      Deferral of Retainers, Committee Fees, and Meeting Fees.....3
         6.2      Election....................................................3
         6.3      Number of Deferred Stock Units..............................4
         6.4      Vesting of Deferred Stock Units.............................4

Article 7.        Deferred Stock Units........................................4

         7.1      Deferred Stock Unit Account.................................4
         7.2      Adjustments.................................................4
         7.3      Dividend Equivalents........................................4
         7.4      Amount of Payout............................................5
         7.5      Timing and Method of Payout.................................5
         7.6      Funding Mechanism for Deferred Stock Units..................6

Article 8.        Amendment, Modification, and Termination....................6

         8.1      Amendment, Modification, and Termination....................6
         8.2      Awards Previously Granted...................................6

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                                TABLE OF CONTENTS
                                   (continued)
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Article 9.        Miscellaneous...............................................6

         9.1      Gender and Number...........................................6
         9.2      Severability................................................6
         9.3      Beneficiary Designation.....................................6
         9.4      Nonalienation of Interest...................................6
         9.5      Interest of Participant.....................................6
         9.6      No Right of Nomination......................................7
         9.7      Shares Available............................................7
         9.8      Compliance with Section 409A of the Code....................7
         9.9      Successors..................................................7
         9.10     Requirements of Law.........................................7
         9.11     Governing Law...............................................7

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ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

        1.1 Establishment of the Plan. The J. M. Smucker Company hereby establishes an incentive compensation plan to be known as The J. M. Smucker Company Amended and Restated Nonemployee Director Stock Plan (the "Plan"), as set forth in this document. The Plan provides for the acquisition of Deferred Stock Units by Nonemployee Directors, subject to the terms and provisions set forth herein.

        The Plan originally became effective on January 1, 1997, as amended and restated effective as of September 1, 2004, and shall remain in effect as provided in Section 1.3 herein.

        1.2 Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of the Company's shareholders and to attract and retain Nonemployee Directors of outstanding competence.

        1.3 Duration of the Plan. The Plan shall remain in effect subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 8. However, in no event may an Award be granted under the Plan on or after September 1, 2014. The maximum number of Shares paid out under the Plan shall be 300,000 (as adjusted pursuant to Section 7.2) unless otherwise determined by the Board of Directors.

ARTICLE 2.  DEFINITIONS

        Whenever used in the Plan, the following terms shall have the meanings set forth below when the initial letter of the word is capitalized:

        (i) "Account" shall have the meaning ascribed to such term in Section 7.1 of this Plan.

        (ii) "Award" means, individually or collectively, an award under this Plan of Deferred Stock Units.

        (iii) "Board" or "Board or Directors" means the Board of Directors of the Company.

        (iv) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (v) "Committee" means the Executive Compensation Committee of the Board of Directors of the Company.

        (vi) "Company" means The J. M. Smucker Company, an Ohio corporation, together with any and all Subsidiaries, and any successor thereto as provided in Section 9.8.

        (vii) "Deferred Stock Unit" or "Unit" means an Award acquired by a Participant as a measure of participation under the Plan, and is the equivalent of one Share.

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        (viii)          "Director" means any individual who is a member of the
                Board of Directors of the Company.

        (ix) "Employee" means any full-time, nonunion, salaried employee of the Company or of the Company's Subsidiaries. For purposes of the Plan, an individual whose only relationship with the Company is as a Director, shall not be deemed to be an Employee.

        (x) "Fair Market Value" shall mean the average of the highest and lowest quoted selling prices for Shares on the relevant date, as reported on the principal exchange on which the Shares are then trading, or (if there were no sales on such date) the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date.

        (xi) "New Nonemployee Director" means a Nonemployee Director whose original election to the Board occurs after September 1, 2004.

        (xii) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company, but who is neither a current nor a retired Employee of the Company.

        (xiii) "Participant" means a Nonemployee Director of the Company who has an outstanding Award granted under the Plan.

        (xiv) "Pre-2005 Sub-Account" shall have the meaning ascribed to such term in Section 7.1 of this Plan.

        (xv) "Post-2004 Sub-Account" shall have the meaning ascribed to such term in Section 7.1 of this Plan.

        (xvi) "Shares" means the Common Shares of the Company, no par value, or such other securities as may have been substituted for such Shares pursuant to any adjustment of Accounts under Section
                7.2 of the Plan.

ARTICLE 3.  ADMINISTRATION

        3.1 The Executive Compensation Committee. The Plan shall be administered by the Executive Compensation Committee of the Board of Directors of the Company, subject to the restrictions set forth in the Plan.

        3.2 Administration by the Committee. The Committee shall have the full power, discretion and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Committee have the power to determine Plan eligibility, or to determine the number, the value, the vesting period, or the timing of Awards to be made under the Plan (all such determinations being automatic pursuant to the provisions of the Plan).

        3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the Plan, and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries.

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ARTICLE 4.  ELIGIBILITY AND PARTICIPATION

        4.1 Eligibility. Persons eligible to participate in the Plan are limited to Nonemployee Directors who are serving on the Board on the date of each scheduled Award under the Plan.

        4.2 Actual Participation. All Nonemployee Directors are eligible to participate as follows:

        (a) All Nonemployee Directors shall be eligible to receive Awards of Deferred Stock Units as provided by Article 5; and

        (b) All Nonemployee Directors shall elect to acquire Deferred Stock Units in connection with deferrals pursuant to Article 6.

ARTICLE 5.  DEFERRED STOCK UNITS FOR NONEMPLOYEE DIRECTORS

        5.1 Initial Grant of Deferred Stock Units. Each New Nonemployee Director shall receive an Award of four hundred (400) Deferred Stock Units on the date of his or her original election to the Board.

        5.2 Annual Awards of Deferred Stock Units. Upon each annual meeting of the Company's shareholders following his or her original election to the Board, each Nonemployee Director shall receive four hundred (400) Deferred Stock Units, effective as of the day following each annual shareholders' meeting, subject to a lifetime maximum of six thousand (6,000) Deferred Stock Units to be granted to any individual Nonemployee Director under this Article 5. Nonemployee Directors who received the one-time Award of seven thousand five hundred (7,500) Deferred Stock Units pursuant to the Plan, as it existed prior to the date hereof, shall not be eligible for additional Awards under this Section 5.2.

        5.3 Vesting of Deferred Stock Units. All Deferred Stock Units awarded under this` Article 5 shall vest one hundred percent (100%) upon the award of such Deferred Stock Units.

ARTICLE 6.  DEFERRAL OF RETAINERS, COMMITTEE FEES, AND MEETING FEES

        6.1 Deferral of Retainers, Committee Fees, and Meeting Fees. During the term of this Plan, Nonemployee Directors shall elect to receive all or fifty percent (50%) of the cash portion of his or her annual retainer, committee fees, and meeting fees in the form of Deferred Stock Units. Such election to receive Deferred Stock Units shall be subject to the provisions of this Article 6.

        6.2 Election. The election to receive all or fifty percent (50%) of a Nonemployee Director's annual retainer, committee fees, and meeting fees in the form of Deferred Stock Units shall be made before the first day of the year for which such compensation will be earned. New Nonemployee Directors, however, may make such election with respect to their initial retainer prior to their original election to the Board. Each such election may pertain to more than one
(1) scheduled retainer payment.

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        6.3     Number of Deferred Stock Units. The number of Deferred Stock
Units to be granted in connection with an election pursuant to Section 6.2 shall equal the cash portion of the retainer and fees being deferred into Deferred Stock Units, divided by the Fair Market Value of a Share on the date of the scheduled payment of the amount deferred.

        6.4 Vesting of Deferred Stock Units. Subject to the terms of this Plan, all Deferred Stock Units acquired under this Article 6 shall vest one hundred percent (100%) upon the acquisition of such Deferred Stock Units.

ARTICLE 7.  DEFERRED STOCK UNITS

        7.1 Deferred Stock Unit Account. A Deferred Stock Unit Account (the "Account") shall be established and maintained by the Company for each Participant who receives an Award under the Plan. A Participant's Account shall be further divided into the following two sub-accounts: (a) a "Pre-2005 Sub-Account" for Deferred Stock Units that are "deferred" (for purposes of
Section 409A of the Code) as of December 31, 2004 and (b) a "Post-2004 Sub-Account" for Deferred Stock Units that are "deferred" (for purposes of
Section 409A of the Code) after December 31, 2004. Each Account shall be the record of the Deferred Stock Units acquired by the Participant under Articles 5 and 6 of the Plan on each applicable grant date, shall be maintained solely for accounting purposes, and shall not require a segregation of any Company assets.

        7.2 Adjustments. The Board shall make or provide for such adjustments in the number and kind of Shares in each Director's Account as the Board, in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of the Nonemployee Directors that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Board may also make or provide for such adjustments in the number of shares specified in Section 1.3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 7.2.

        7.3 Dividend Equivalents. Dividend equivalents shall be earned on Deferred Stock Units provided under this Plan. Such dividend equivalents shall be converted into equivalent amounts of Deferred Stock Units and added to Participant's Accounts. Dividend equivalents credited after December 31, 2004 will be credited to the Post-2004 Sub-Account. Deferred Stock Units resulting from dividend equivalents shall at all times be one hundred percent (100%) vested.

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        7.4     Amount of Payout. Except as provided otherwise in this Plan, the total amount payable to a Participant shall be one Share for each Deferred Stock Unit, if any, at the date of payout as determined in accordance with Section
7.5.

        7.5     Timing and Method of Payout.

        (a) Except as otherwise provided herein, Deferred Stock Units shall be paid to Participants, in Shares, within thirty (30) days following each Participant's termination of service on the Board. Notwithstanding the foregoing, payment of Deferred Stock Units held in an Account shall be made as soon as reasonably practicable in the event of a change in control of the Company, provided that the change in control constitutes a permitted distribution event under Section 409A of the Code. Payout of a Participant's Account shall be made in one of the following forms as elected by the Participant:

        (i)             By payment in Shares in a single distribution;

        (ii) By payment in Shares in not greater than ten annual installments; or

        (iii) A combination of (a) and (b) above. The Participant shall designate the percentage payable under each option.

        (b) Fractional Shares shall be rounded down to the nearest whole Share, and such fractional amount shall be paid in cash.

        (c) With respect to a Participant's Pre-2005 Sub-Account, the Participant's election of the form of payout shall be made by written notice filed with the Committee at least one year prior to the Participant's voluntary termination as a Director. Any such election may be changed by the Participant at any time or from time to time; provided that any election made less than one year prior to the Director's voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

        (d) With respect to a Participant's Post-2004 Sub-Account, the Participant's election of the form of payout shall be made in the Participant's initial election filed pursuant to Section 6.2.

        (e) Absent an election from the Participant, the payment shall be made in Shares in a single distribution. In the event of a Director's death, the balance of his or her Account shall be distributed to his or her beneficiary in shares in a single distribution, even if the Participant had elected distribution in installments.

        (f) Each Participant shall have the right to require the Company to retain so much of any distribution as may be necessary to provide for the payment of applicable taxes, and the Company will cause the amount so retained to be paid or deposited on behalf of the Participant.

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        7.6     Funding Mechanism for Deferred Stock Units. The Company shall be entitled, but not obligated, to establish a grantor trust or similar funding mechanism to fund the Company's obligations under this Plan; provided, however, that any funds contained therein shall remain subject to the claims of the Company's general creditors. The funding mechanism shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing compensation for a select group of management for purposes of Title I of the Employee Retirement Income Securities Act of 1974.

ARTICLE 8.  AMENDMENT, MODIFICATION, AND TERMINATION

        8.1 Amendment, Modification, and Termination. Subject to the terms set forth in this Article 8, the Board may terminate, amend, or modify the Plan at any time and from time to time.

        8.2 Awards Previously Granted. Unless required by law, no termination, amendment, or modification of the Plan shall in any material manner adversely affect any Award previously provided under the Plan, without the written consent of the Participant holding the Award.

ARTICLE 9.  MISCELLANEOUS

        9.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        9.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        9.3 Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation or if no designated beneficiary survives the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate in Shares in a single distribution.

        9.4 Nonalienation of Interest. Except as permitted by this Plan, no right or interest under this Plan of any Participant or beneficiary shall, without the written consent of the Company, be (i) assignable or transferable in any manner, (ii) subject to alienation, anticipation, sale, pledge, encumbrance, attachment, garnishment, or other legal process, or (iii) in any manner liable for or subject to the debts or liabilities of the Participant or his or her beneficiary.

        9.5 Interest of Participant. The obligation of the Company under the Plan to make payment under this Plan merely constitutes the unsecured promise of the Company to make payments in the form of its Shares, as provided herein, and no Participant or beneficiary shall have any interest in, or lien or prior claim upon, any property of the Company. It is the intention of the Company that the Plan be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Securities Act of 1974.

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        9.6     No Right of Nomination. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's shareholders.

        9.7 Shares Available. Shares delivered by the Company under the Plan shall be newly issued Shares or treasury shares, or Shares which have been or may be reacquired by the Company. Any funding mechanism as described in Section
7.6 of this Plan may acquire treasury shares from the Company or purchase Shares on the open market.

        9.8 Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Plan comply with the provisions of Section 409A of the Code with respect to Post-2004 Sub-Accounts. With respect to Pre-2005 Sub-Accounts, it is intended that such sub-accounts qualify for "grandfathered" status and continue to be governed by the law applicable to nonqualified deferred compensation prior to enactment of Section 409A of the Code. This Plan shall be administered in a manner consistent with this intent, and any provision that would cause a Post-2004 Sub-Account to fail to satisfy
Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of the Participants).

        9.9 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

        9.10 Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        9.11 Governing Law. The Plan, and any agreements hereunder, shall be construed in accordance with and governed by the internal, substantive laws of the State of Ohio.

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